UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2006

NationsHealth, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-50348	06-1688360
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13630 N.W. 8th Street, Suite 210 Sunrise, Florida	33325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 903-5000

13650 N.W. 8th Street, Suite 109 Sunrise, Florida 33325
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 6, 2006 NationsHealth, Inc. issued a press release announcing Nasdaq’s confirmation of NationsHealth’s compliance with Marketplace Rule 4450(b)(1)(A), which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release, dated November 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.

By: /s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

Date: November 6, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 6, 2006.